SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                F O R M  8-K


                               Current Report
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 28,1997

	    BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


     Delawar
(State or other jurisdiction of incorporation)


	  33-70564	                                    04-3208648
(Commission File Number)	              (IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts     	02108-4406
(Address of principal executive offices)	     (Zip Code)


Registrant's telephone number, including area code (617) 624-8900


               	None
 (Former name or former address, if changed since last report)

Item 5.  Other Events

 On October 28, 1997, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 27 thereof (the "Partnership") completed various agreements relating to Angelou Associates, L. P., a New York limited partnership (the "Operating Partnership"), including an Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of October 1, 1997 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

 The Operating Partnership owns and is currently renovating an apartment complex located at 516-520 Manhattan Avenue, New York, New York, which is known as Angelou Court Apartments (the "Apartment Complex"). The Apartment Complex is comprised of three attached five-story buildings which will be combined into one interconnected structure containing five (5) 1-bedroom apartment units, sixteen (16) 2-bedroom apartment units and two
(2) 3-bedroom apartment units, for a total of twenty-three (23) apartment units. Twenty-two (22) of the apartment units will be rental units and one unit will serve as a building superintendent unit. Renovation of the Apartment Complex is expected to be substantially completed by November, 1998 and the Apartment Complex is expected to achieve 100% occupancy by January, 1999.

 The Operating Partnership is receiving construction first mortgage financing in the amount of up to $318,000 (the "Construction First Mortgage") from Chase Community Development Corporation. The Construction First Mortgage has a term of 18 months and bears interest at a variable amount equal to 2% above an established formula rate. The Guarantor of the Construction First Mortgage is Novelex/MDG J.V., the Contractor for the Apartment Complex. The Operating Partnership expects to receive permanent first mortgage financing in the amount of $318,000 (the "Permanent First Mortgage") from Chase Community Development Corporation. The Permanent First Mortgage is expected to bear interest at a fixed rate of 8.56% per annum and have a term of 15 years. The Operating Partnership is also receiving construction second mortgage financing in the amount of up to $690,000 (the "Construction Second Mortgage") from the New York State Housing Trust Fund which will convert to a permanent second mortgage of $690,000 (the "Permanent Second Mortgage") upon completion of renovation of the Apartment Complex. The Construction Second Mortgage has a term of 18 months and bears interest at the fixed rate of 6% per annum. The Permanent Second Mortgage will have a term of 30 years and bear interest at the fixed rate of 1% per annum.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal
Revenue Code of 1986, as amended (the "Code").

	The General Partner of the Operating Partnership is Angelou of Harlem, Inc., a New York corporation (the "General Partner") which is a special purpose entity formed to serve as the General Partner of the Operating Partnership. Harlem Congregations for Community Improvement, Inc., a New York non-profit corporation
(the "HCCI") is the parent corporation of the General Partner and the Developer of the Apartment Complex. The obligations of the General Partner under the Operating Partnership Agreement have been guaranteed by HCCI. Founded in 1986, HCCI is a diverse community based organization established to revitalize the physical, economic, cultural and spiritual conditions of the Harlem community. HCCI is divided into four divisions and has a staff of 31 people, including 8 staff members dedicated to real estate development. Since 1991, HCCI has developed more than 900 units of affordable housing, implemented economic development initiatives by providing 26 commercial store fronts for local entrepreneurs, established more than 22 tenant associations and paved the way for employment opportunities in the construction industry.

	It is currently anticipated that an entity formed as a cooperative corporation will be admitted as an additional General Partner of the Operating Partnership (the "Co-General Partner"). The Co-General Partner will be structured in a manner similar to that of a conventional cooperative apartment corporation in which the tenants of the Apartment Complex will be sold shares in the Co-General Partner. In connection with the foregoing, the Operating Partnership will enter into a Master Lease with the Co-General Partner for a 15-year term and at the end of such 15-year term the Co-General Partner will have the option of purchasing the Apartment Complex.

	The Partnership acquired its interest in the Operating
Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,893,804 to the Operating Partnership in four (4) Installments as follows:

1. $1,515,042 (the "First Installment") on the later of
   (i) the Admission Date, (ii) Construction Mortgage
   Closing or (iii) receipt of Permanent Mortgage
   Commitments;

2. $184,257 (the "Second Installment") on the later of (i) the Completion Date, (ii) Cost Certification, (iii) receipt by the Partnership of a copy of the Operating
   Partnership's owner's title insurance policy, as endorsed through Permanent Mortgage Commencement, with such policy, and endorsement in form and substance satisfactory to the Special Limited Partner, (iv) receipt of the Contractor Payment Letter and(v) receipt of the Lender Estoppel Letters;

3. $184,257 (the "Third Installment") on the latest of (i) the Initial 100% Occupancy Date, (ii) State
   Designation, (iii) Permanent Mortgage Commencement,
   (iv) an opinion of counsel to the Operating Partnership concerning the Permanent Mortgages, including the non-recourse nature thereof, satisfactory to form, content and counsel to the Special Limited Partner and (v)
   Rental Achievement; and

4. $10,248 (the "Fourth Installment") on Rental
   Achievement Confirmation.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,916,460 of Tax Credits during the 10-year period commencing in 1998 of which 99.90% ($2,913,540) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:


                  Normal Operations    CapitalTransactions   Cash Flow


General Partner       0.10%                 70.000%              80%

Partnership          99.90%                 29.999%              20%

Special Limited
Partner                  0%                  0.001%               0%


	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership or an affiliate thereof will receive an Asset Management Fee commencing in 1999 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of the lesser of (i) $2,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year commencing with 1999, Cash Flow is insufficient to pay the full amount of the Asset Management Fee and the shortfall is not paid from funds advanced pursuant to Section 6.10 of the Operating Partnership Agreement, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

	The Operating Partnership shall pay to the General Partner a fee (the "Annual Partnership Management Fee") commencing in 1999 for its services in connection with the administration of the day to day business of the Operating Partnership in an annual amount equal to the lesser of (i) $7,500 per annum or (ii) the excess of
(A) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in
Section 10.2(a) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year; provided, however, that if in any fiscal year commencing with 1999, Cash
Flow is insufficient to pay the full amount of the Annual Partnership Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital Transaction as provided in Article X of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership shall pay to the General Partner (or its designee) a construction and development fee (the "Construction and Development Fee") in the principal amount of $345,072, which fee shall be earned in full as to each building in the Apartment Complex as of the date such building is completed. The Construction and Development Fee shall be payable $85,088 from the proceeds of the First Installment, $153,457 from the proceeds of the Second Installment, $80,834 from the proceeds of the Third Installment and $10,248 from the proceeds of the Fourth Installment, with the unpaid balance (the "Deferred Development Fee") payable as provided in Article X of the Operating Partnership Agreement.

Item 7.      Exhibits.

(c)          Exhibits.                                      Page

(1)(a)<F1>  Form of Dealer-Manager Agreement
            between Boston Capital Services, Inc.
            and the Registrant (including, as an
            exhibit thereto, the form of Soliciting
            Dealer Agreement)

(2)(a)      Amended and Restated Agreement of
            Limited Partnership of Angelou
            Associates, L.P.

(2)(b)      Certification and Agreement relating to
            Angelou Associates, L.P.

(4)(a)<F2>  Agreement of Limited Partnership of the
            Partnership

(16)        None

(17)        None

(21)        None

(24)        None

(25)        None

(28)        None
_______________

<F1>Incorporated by reference to Exhibit (1) to Registration
    Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

<F2>Incorporated by reference to Exhibit (4) to Registration
    Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  April 3, 1998


                         BOSTON CAPITAL TAX CREDIT FUND IV
                         L.P.


                         By:  Boston Capital Associates IV L.P.,
                             	its General Partner

                              By: C&M Associates, d/b/a Boston
                                  Capital Associates, its
                                  General Partner

                                  By:	/s/ Herbert F. Collins
                                      Herbert F. Collins, Partner